                         L-3 COMMUNICATIONS CORPORATION

                          CONSENT AND SECOND AMENDMENT
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This CONSENT AND SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 16, 2000 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and certain financial institutions named as co-agents, LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Second Amended and Restated Credit Agreement dated as of April 24, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower desires that the Lenders consent to the waiver of certain prepayment requirements and certain other amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. CONSENT TO LIMITED WAIVER. Borrower has requested that the Required Class Lenders consent to a waiver of the mandatory prepayment of the Loans and permanent reduction in Commitments required by Section 2.6(b)(i) of the Credit Agreement with respect to the Net Proceeds of Indebtedness incurred in connection with the issuance of up to the Designated Issue Amount (as defined herein) of Permitted Convertible Securities (the "Requested Waiver"). Subject to the satisfaction of the conditions precedent to this Amendment set forth in
Section 3 hereof, each Lender executing this Amendment hereby consents to the Requested Waiver. As used herein, "Designated Issue Amount" shall mean the aggregate principal amount of Permitted Convertible Securities actually issued on or prior to January 31, 2001, which shall not in any event exceed $300,000,000.

         SECTION 2. AMENDMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 3 of this Amendment, the Borrower and the Lenders hereby agree to amend the Credit Agreement as follows:

         2.1 The definition of "New Investment Sublimit" appearing in subsection
1.1 of the Credit Agreement is hereby amended by deleting the term "$650,000,000" and inserting the term "$850,000,000" in place thereof.

         2.2 Subsection 1.1 of the Credit Agreement is hereby further amended to add the following new defined term in alphabetical order:

         "Second Amendment Effective Date": shall have the meaning given to such term in that certain Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of November 16, 2000.

         2.3 Subsection 2.18 of the Credit Agreement is hereby amended by adding at the end thereof the following additional language:

                  "Subject to the occurrence of the Second Amendment Effective Date, Borrower hereby agrees to pay to each Lender submitting to the Administrative Agent an executed counterpart to the Second Amendment to this Agreement on or before 12:00 (noon) (New York time) on November 29, 2000 (a "Second Amendment Lender") a non-refundable amendment fee (the "Second Amendment Fee") in an amount equal to 5 basis points multiplied by the Commitment of such Lender under the Credit Agreement. The Second Amendment Fee owing to each Second Amendment Lender shall be paid in immediately available funds by the Borrower to the Administrative Agent for the benefit of such Second Amendment Lenders not later than noon (New York time) on the first Business Day following the occurrence of the Second Amendment Effective Date."

         2.4 Subsection 7.4(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (h) Guarantee Obligations in respect of up to $400,000,000 principal amount of Convertible Securities issued by Holdings having an initial annual interest rate not in excess of 7% per annum which initial annual interest rate may be subject to subsequent adjustments in accordance with the terms of such Convertible Securities in the event of a Reset Transaction (the "Permitted Convertible Securities"). As used herein, a "Reset Transaction" shall have the meaning ascribed to such term in the Indenture governing the issuance of the Convertible Senior Subordinated Notes of Holdings due 2009 as in effect at the time of such issuance.

         2.5 Subsection 7.9(e) of the Credit Agreement is hereby amended by deleting the term "6 months" each place it appears therein, and inserting the term "12 months" in place thereof.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. Sections 1 and 2 of this Amendment shall be deemed effective as of the date when each of the following conditions precedent have been satisfied (such effective date occurring upon satisfaction of such conditions precedent being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

         3.1. The Required Class Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment, the Second Amendment to the New 365-Day Credit Agreement of even date herewith and the Third Amendment to the Amended and Restated 364 Day Credit Agreement of even date herewith.

         3.2. The Borrower shall have delivered to the Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto.

         3.3. All fees owing to the Administrative Agent by the Borrower and all attorneys fees and disbursements incurred by the Agents in connection with the administration of the Credit Agreement and/or this Amendment shall have been paid.

         3.4. The Administrative Agent shall have received a secretary's or assistant secretary's certificate of Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by Borrower.

         3.5. The representations and warranties contained in Section 4 hereof shall be true and correct in all respects.

         3.6. All conditions set forth in Sections 3.1 through 3.5 of the Second Amendment to the New 365-Day Credit Agreement of even date herewith and the Third Amendment to the Amended and Restated 364 Day Credit Agreement of even date herewith shall have been satisfied.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         4.1. Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this

Amendment (the "AMENDED AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         4.2. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         4.3. Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a potential Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by Borrower to the Agents and the Lenders.

         SECTION 5. MISCELLANEOUS.

         5.1. Effect on the Credit Agreement and the other Credit Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

         5.2. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         5.3. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         5.4. SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

         5.5. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of Sections 1 and 2 hereof (which shall only become effective on the Second Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             L-3 COMMUNICATIONS CORPORATION


                             By:      /s/ Lawrence O'Brien
                                 ----------------------------------------------
                                 Title: Vice President & Tresurer

                             BANK OF AMERICA, N.A.,
                              as Administrative Agent


                             By:      /s/ Lilana Claar
                                 ----------------------------------------------
                                 Title: Vice President


                              BANK OF AMERICA, N.A.,
                               as a Lender


                              By:      /s/ Lisa Choi
                                 ----------------------------------------------
                                 Title: Vice President


                              LEHMAN COMMERCIAL PAPER INC.,
                                as Documentation Agent, Syndication Agent and as a Lender


                              By:      /s/ G. Andrew Keith
                                 ----------------------------------------------
                                 Title: Authorized Signatory



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              THE BANK OF NEW YORK


                              By:      /s/ Ken Sneider
                                 ----------------------------------------------
                                 Title: Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              THE BANK OF NOVA SCOTIA


                              By:      /s/ Todd S. Meller
                                 ----------------------------------------------
                                 Title: Managing Director



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              BANK ONE, NA


                              By:      /s/ Andrea S. Kantor
                                 ----------------------------------------------
                                 Title: First Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              BANKBOSTON, N.A.


                              By:      /s/ Jana Dombrowski
                                 ----------------------------------------------
                                 Title: Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              THE BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                              By:      /s/ Chris Droussiotis
                                 ----------------------------------------------
                                 Title: Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:      /s/ Scott R. Chappelka
                                 ----------------------------------------------
                                 Title: Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              FIRST UNION COMMERCIAL CORPORATION


                              By:      /s/ Barbara Van Meerten
                                 ----------------------------------------------
                                 Title: Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              FLEET NATIONAL BANK


                              By:      /s/ Jana Dombrowski
                                 ----------------------------------------------
                                 Title: Vice President



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              THE FUJI BANK, LIMITED


                              By:      /s/ Nobuoki Koike
                                 ----------------------------------------------
                                 Title: Vice President & Senior Team Leader



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              HSBC BANK USA


                              By:      /s/ D. C. English
                                 ----------------------------------------------
                                 Title: Associate Director



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              SOCIETE GENERALE


                              By:      /s/ Jose A. Moreno
                                 ----------------------------------------------
                                 Title: Director



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee.

Date: _Nov 16, 2000

                              L-3 COMMUNICATIONS HOLDINGS, INC.


                              By:  /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                  Name: Christopher C. Cambria
                                  Title:  Vice President-General Counsel and
                                          Secretary


                              HYGIENETICS ENVIRONMENTAL
                              SERVICES, INC.


                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                  Name: Christopher C. Cambria
                                  Title:   Vice President and Secretary


                              L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                  Name: Christopher C. Cambria
                                  Title:  Vice President and Secretary


                              L-3 COMMUNICATIONS SPD TECHNOLOGIES INC.


                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                  Name: Christopher C. Cambria
                                  Title:  Vice President and Secretary



               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                              L-3 COMMUNICATIONS AYDIN
                              CORPORATION


                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                  Name:  Christopher C. Cambria
                                  Title:    Vice President and Secretary


                              MICRODYNE CORPORATION


                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                  Name: Christopher C. Cambria
                                  Title:  Vice President and Secretary





               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]